EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Interlink Global Corporation (the "Company") on Form 10-QSB for the period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), We, Anastasios N. Kyriakides, Chairman of the Board and Chief Executive Officer, and Bill Rodriguez, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.

Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and b) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Anastasios N. Kyriakides

Anastasios N. Kyriakides,
Chairman of the Board, and Chief Executive Officer

/s/ Bill Rodriguez

Bill Rodriguez, Chief Financial Officer

August 27, 2007